BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                            $305,686,731.00
(B) Total Certificate Balance                                                                           $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                      96.00%
    (ii)  Original Class A Principal Balance                                                            $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                6.55%
(D) Class B Certificates

    (i)   Class B Percentage                                                                                       4.00%
    (ii)  Original Class B Principal Balance                                                             $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                                6.70%
(E) Servicing Fee Rate (per annum)                                                                                 1.00%
(F) Weighted Average Coupon (WAC)                                                                                 12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                      60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                                      45.97  months
(I) Number of Receivables                                                                                         31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                  1.50%
    (ii)  Reserve Fund Initial Deposit                                                                     $4,585,300.97
    (iii) Specified Reserve Balance:

          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)

          (b) Percent of Initial Certificate Balance                                                                1.00%
          (c) Percent of Remaining Certificate Balance                                                              3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                      8.00%

                              BANC ONE AUTO GRANTOR                       PAGE 2
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                                $184,807,976.35
(B) Total Certificate Balance                                                                               $184,807,976.35
(C) Total Certificate Pool Factor                                                                                 0.6045666
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                        $177,415,498.54
    (ii) Class A Certificate Pool Factor                                                                          0.6045666

(E) Class B Certificates

    (i)  Class B Certificate Balance                                                                         $7,392,477.81
    (ii) Class B Certificate Pool Factor                                                                         0.6045666

(F) Reserve Fund Balance                                                                                      6,006,259.23
(G) Cumulative Net Losses for All Prior Periods                                                               5,845,678.94
(H) Charge-off Rate for Second Preceding Period                                                                       1.80%
(I) Charge-off Rate for Preceding Period                                                                              1.42%
(J) Delinquency Percentage for Second Preceding Period                                                                0.46%
(K) Delinquency Percentage for Preceding Period                                                                       0.40%
(L) Weighted Average Coupon (WAC)                                                                                   12.110%
(M) Weighted Average Remaining Maturity (WAM)                                                                        39.02  months
(N) Number of Receivables                                                                                           23,653

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal

    (i)   Principal Collections                                                                               9,710,118.09
    (ii)  Prepayments in Full                                                                                         0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                              0.00
    (iv)  Other Refunds Related to Principal                                                                          0.00
(B) Simple Interest Receivables Interest

    (i)   Interest Collections                                                                                1,799,517.03
    (ii)  Repurchased Loan Proceeds Related to Interest                                                               0.00

(C) Weighted Average Coupon (WAC)                                                                                    12.11%
(D) Weighted Average Remaining Maturity (WAM)                                                                        38.39  months
(E) Remaining Number of Receivables                                                                                 22,821

(F) Delinquent Receivables                                        Dollar Amount                                    #  Units
                                                                  --------------                                     --------
    (i)   30-59 Days Delinquent                                    2,335,355                    1.34%                  304
    (ii)  60-89 Days Delinquent                                      669,970                    0.38%                   80
    (iii) 90 Days or More Delinquent                                 218,635                    0.13%                   26



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                               26,849.17
(B) Collection Account Investment Income                                                                              0.00

(C) Realized Losses for Collection Period:

     (i)   Charge-offs for current Collection Period - Principal                                                540,802.35
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                  526,397.35

(D) Net Loss and Liquidated Receivables Information

    (i)   Liquidation Proceeds Related to Principal                                                             14,405.00
    (ii)  Liquidation Proceeds Related to Interest                                                                   0.00
    (iii) Recoveries from Prior Month Charge Offs                                                              367,741.03


                              BANC ONE AUTO GRANTOR                       PAGE 3
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                1,799,517.03
(B) Liquidation Proceeds Related to Interest                                                                          0.00
(C) Repurchased Loan Proceeds                                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                                     367,741.03
                                                                                                             -------------
(E) Interest Collections                                                                                      2,167,258.06

Principal Collections:
(F) Principal Payments Received                                                                              $9,710,118.09
(G) Liquidation Proceeds Related to Principal                                                                    14,405.00
(H) Repurchased Loan Proceeds                                                                                         0.00
                                                                                                             -------------
(I) Principal Collections                                                                                     9,724,523.09

(J) Total Collections                                                                                       $11,891,781.15

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:

    (i)   Servicing Fee                                                                                        $154,006.65
    (ii)  Prior Collection Period unpaid Servicing Fees                                                               0.00
                                                                                                            ---------------
    (iii)  Total Servicing Fee                                                                                 $154,006.65

Interest:
(B) Class A Certificates

    (i)   Class A Monthly Interest                                                                             $968,392.93
    (ii)  Class A prior period Interest Carryover Shortfall                                                           0.00
                                                                                                             --------------
    (iii)  Class A Interest Distribution                                                                       $968,392.93
(C) Class B Certificates

    (i)   Class B Monthly Interest                                                                              $41,274.67
    (ii)  Class B prior period Interest Carryover Shortfall                                                           0.00
                                                                                                              -------------
    (iii)  Class B Interest Distribution                                                                        $41,274.67

(D) Total Certificate Interest Distribution                                                                  $1,009,667.60
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                         $1,163,674.24

Principal:

(F) Principal Collections                                                                                    $9,724,523.09
(G) Realized Losses                                                                                             526,397.35
                                                                                                            --------------
(H) Total Monthly Principal                                                                                 $10,250,920.44

(I) Class A Certificates

    (i)   Class A Monthly Principal                                                                           9,840,874.84
    (ii)  Class A prior period Principal Carryover Shortfall                                                          0.00
                                                                                                            ---------------
    (iii)  Class A Principal Distribution                                                                     9,840,874.84
(J) Class B Certificates

    (i)   Class B Monthly Principal                                                                             410,045.60
    (ii)  Class B prior period Principal Carryover Shortfall                                                          0.00
                                                                                                             --------------
    (iii)  Class B Principal Distribution                                                                       410,045.60

(K) Total Principal Distribution                                                                             10,250,920.44

(L) Total Interest and Principal Distribution Amounts                                                        11,414,594.68
       plus Servicing Fee

                              BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                   2,167,258.06
(B)  Class B Percentage of Principal Collections                                                               388,989.25
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                  154,006.65
    (ii)  Servicing Fee paid                                                                                   154,006.65

                                                                                                           --------------
    (iii)  Unpaid Servicing Fee                                                                                      0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                          2,013,251.41
       Interest
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                       968,392.93
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                    968,392.93
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                     1,044,858.48
    (iv)   Class A Interest Distribution remaining to be paid                                                        0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                       0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                        0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                      0.00
    (viii) Class A Interest Carryover Shortfall                                                                      0.00
    (ix)   Class A Interest Distribution paid                                                                  968,392.93

(F) Class B Certificates

    (i)   Class B Interest Distribution                                                                         41,274.67
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution      41,274.67
    (iii) Total Interest Collections available after Class B Interest Distribution paid                      1,003,583.82
    (iv)  Class B Interest Distribution remaining to be paid                                                         0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                       0.00
    (vi)  Class B Interest Carryover Shortfall                                                                       0.00
    (vii) Class B Interest Distribution paid                                                                    41,274.67

(G) Total Interest Paid                                                                                      1,009,667.60
(H) Total Interest and Servicing Fee Paid                                                                    1,163,674.24
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
      Distribution paid                                                                                      1,003,583.82

Total Collections available to be distributed:

(J) Total Principal Collections                                                                              9,724,523.09
(K) Excess Interest                                                                                          1,003,583.82
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                      0.00
(M) Total Collections available to be distributed as principal                                              10,728,106.91

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                     9,840,874.84
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed             9,840,874.84
    (iii) Total Collections available after Class A Principal Distribution paid                                887,232.06
    (iv)  Class A Principal Distribution remaining to be paid                                                        0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                      0.00
    (vi)  Class A Principal Carryover Shortfall                                                                      0.00
    (vii) Total Class A Principal Distribution paid                                                          9,840,874.84

(O) Class B Certificates

    (i)   Class B Principal Distribution                                                                       410,045.60
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed               410,045.60
    (iii) Total Collections available after Class B Principal Distribution paid                                477,186.47
    (iv)  Class B Principal Distribution remaining to be paid                                                        0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                      0.00
    (vi)  Class B Principal Carryover Shortfall                                                                      0.00
    (vii) Total Class B Principal Distribution paid                                                            410,045.60

(P)  Total Excess Cash to the Reserve Fund                                                                     477,186.47

                              BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                    Beginning                End
                                                                    of Period              of Period
                                                                ----------------        ----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                      $184,807,976.35        $174,557,055.91
    (ii)   Aggregate Certificate Pool Factor                            0.6045666              0.5710325
    (iii)  Class A Principal Balance                               177,415,498.54         167,574,623.70
    (iv)   Class A Pool Factor                                          0.6045666              0.5710325
    (v)    Class B Principal Balance                                 7,392,477.81           6,982,432.21
    (vi)   Class B Pool Factor                                          0.6045666              0.5710325

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                     12.11%                 12.11%
    (ii)  Weighted Average Remaining Maturity (WAM)                         39.02 months           38.39  months
    (iii) Remaining Number of Receivables                                  23,653                 22,821
    (iv)  Pool Balance                                            $184,807,976.35        $174,557,055.91

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                       6,006,259.23
(B) Less: Draw to pay Class A Interest Distribution                                                 0.00
(C) Reserve Account Balance after draw                                                      6,006,259.23
(D) Less: Draw to pay Class B Interest Distribution                                                 0.00
(E) Reserve Account Balance after draw                                                      6,006,259.23
(F) Less: Draw to pay Class A Principal Distribution                                                0.00
(G) Reserve Account Balance after draw                                                      6,006,259.23
(H) Less: Draw to pay Class B Principal Distribution                                                0.00
(I) Reserve Account Balance after draw                                                      6,006,259.23
(J) Total excess Collections deposited in the Reserve Fund                                    477,186.47
                                                                                        -----------------
(K) Reserve Fund Balance                                                                    6,483,445.70
(L) Specified Reserve Account Balance                                                       5,673,104.32
(M) Reserve Account Release to Seller                                                         810,341.38
                                                                                        -----------------
(N) Ending Reserve Account Balance                                                          5,673,104.32
                                                                                        =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                               $14,405.00
    (ii)  Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                           367,741.03
(B) Realized Net Losses for Collection Period                                                                     526,397.35
(C) Charge-off Rate for Collection Period (annualized)                                                                  1.06%
(D) Cumulative Aggregate Net Losses for all Periods                                                             6,372,076.29

(E) Delinquent Receivables

                                                                         Dollar Amount                              #  Units
                                                                         -------------                              ---------
    (i)  30-59 Days Delinquent                                            2,335,355                1.34%                 304
    (ii)  60-89 Days Delinquent                                             669,970                0.38%                  80
    (iii) 90 Days or More Delinquent                                        218,635                0.13%                  26

                              BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                     1.80%
    (ii)  Preceding Collection Period                                                                            1.42%
    (iii) Current Collection Period                                                                              1.06%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    1.43%

(B) Delinquency Percentages

    (i)   Second Preceding Collection Period                                                                     0.46%
    (ii)  Preceding Collection Period                                                                            0.40%
    (iii) Current Collection Period                                                                              0.51%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    0.46%

(C) Loss and Delinquency Trigger Indicator                                                Trigger was not hit


                              BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
                                                                                     Dollars ($)                  Balance
                                                                                     -----------              -------------------
(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                      9,840,874.84               33.5340707
    (ii)   Class B Certificates                                                        410,045.60               33.5340707

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
                                                                                     Dollars ($)                  Balance
                                                                                     -----------              -------------------
(B)  Amount of distribution allocable to interest:
    (i)    Class A Certificates                                                        968,392.93                3.2999258
    (ii)   Class B Certificates                                                         41,274.67                3.3754969

(C)  Pool Balance as of the close of business on the last day of the
      Collection Period                                                           $174,557,055.91
                                                                                 ----------------
                                                                                                                Per $1,000 of
                                                                                                              Original Principal
                                                                                     Dollars ($)                  Balance
                                                                                     -----------              -------------------
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period
    (i)  Total Servicing Fee                                                           154,006.65
    (ii)    Class A Percentage of the Servicing Fee                                    147,846.25                0.5038055
    (ii)    Class B Percentage of the Servicing Fee                                      6,160.40                0.5038055

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
                                                                                     Dollars ($)                  Balance
                                                                                     -----------              -------------------
(E) (i)    Class A Interest Carryover Shortfall                                              0.00                0.0000000
    (ii)   Class A Principal Carryover Shortfall                                             0.00                0.0000000
    (iii)  Class B Interest Carryover Shortfall                                              0.00                0.0000000
    (iv)   Class B Principal Carryover Shortfall                                             0.00                0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                              0.00                0.0000000
    (vi)   Class A Principal Carryover Shortfall                                             0.00                0.0000000
    (vii)  Class B Interest Carryover Shortfall                                              0.00                0.0000000
    (viii) Class B Principal Carryover Shortfall                                             0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated to principal
                                                                                                                 Pool Factor
                                                                                                              ----------------
    (i)    Class A Pool Factor                                                                                   0.5710325
    (ii)   Class B Pool Factor                                                                                   0.5710325

(G)  Amount of the aggregate Realized Losses, if any, for such
       Collection Period ($)                                                          $526,397.35
                                                                                    -------------
(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
      Collection Period                                                               $888,605.60


(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions  made on such Distribution Date                 $5,673,104.32
                                                                                    -------------

(J)  Aggregate outstanding principal balances for each class of certificates,
      after giving effect to all payments allocated to principal                                             Principal Balance
                                                                                                             -----------------
    (i)    Class A Principal Balance                                                                        167,574,623.70
    (ii)   Class B Principal Balance                                                                          6,982,432.21

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
       Distribution Date                                                                    $0.00


(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller
      or purchased by the Servicer with respect to the Related Collection Period ($)        $0.00
                                                                                      ------------

                              BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
           COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 31, 1997
                       DISTRIBUTION DATE MAY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:
(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                $154,006.65
     (ii)  Servicing Fees retained by the Seller                                         154,006.65
                                                                                        ------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution                                  $0.00
           Date (i-ii)                                                                                         $0.00
                                                                                                       -------------
(B) Withdraw from the Collection Account and deposit in the Class A Distribution
      Account:
      (i)   for the Class A Interest Distribution                                       $968,392.93
      (ii)  for the Class A Principal Distribution                                     9,840,874.84
                                                                                       ------------
     (iii)  Total (i+ii)                                                                              $10,809,267.77
                                                                                                      --------------
(C) Withdraw from the Collection Account and deposit in the Class B Distribution
     Account:
      (i)   for the Class B Interest Distribution                                        $41,274.67
      (ii)  for the Class B Principal Distribution                                       410,045.60
                                                                                       ------------
      (iii) Total (i+ii)                                                                                 $451,320.26
                                                                                                      --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in
      the Reserve Fund                                                                                   $477,186.47
                                                                                                       -------------
(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
           of Principal Collections                                                                            $0.00

     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                              0.00
                                                                                                        ------------
     (iii) Total                                                                                                             $0.00
                                                                                                                        ----------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:

     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
           distribution of the Class A Interest Distribution                                               $0.00

    (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal Distribution                                  0.00
                                                                                                   -------------
     (iii)  Total                                                                                                            $0.00
                                                                                                                        ----------